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                                                                    Exhibit 10.4

                CONTRACT FOR GRANT OF LAND USE RIGHT IN SHENZHEN

                        Shen Long Di He Zi No. (1994) 230

1.       Parties to the Contract

Assignor: Shenzhen City Planning and State Land Bureau, Longgang Sub-bureau
          (hereinafter "Party A")

Legal Representative:   Name: Zhang Yaoxian         Post: Director
                              -------------               --------
Address:                                            Tel.: 8834151
         -----------------------------                    -------

Assignee:     Concord Camera HK Ltd. (hereinafter "Party B")
              ----------------------------------------------
Legal Representative:      Name: Szeto Suk-yee      Post: Director
                                 -------------            --------
Address: 14/F, Mappin House, 98 Texaco Road, Tsuen Wan, Hong Kong
Tel.: 852-4088591
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Assignee:                                           (hereinafter "Party B')
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Legal Representative:      Name:                    Post:
                                 -----------              -----------
Address:                                            Tel. :
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Assignee:                                           (hereinafter "Party B')
           ---------------------------------------
Legal Representative:      Name:                    Post:
                                 -----------              -----------
Address:                                            Tel. :
           ---------------------------------------        -----------

Assignee:                                           (hereinafter "Party B')
           ---------------------------------------
Legal Representative:      Name:                    Post:
                                 -----------              -----------
Address:                                            Tel. :
           ---------------------------------------        -----------

    2. Pursuant to relevant laws and regulations of the state and relevant provisions of Shenzhen City, Party A and Party B have, on the principle of consultation, voluntariness and compensation, entered into the present Contract.

    3. In the Contract, Party A will only assign the land use right. The ownership of land belongs to the state. All underground resources and objects buried underground do not fall within the scope of assignment of land use right.


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    4.      Party A shall, within thirty (30) days of execution of the Contract, assign to Party B by a single transfer the land of an area of 32299.4 sq. metres (lot number: Henggang 189 industrial zone) (see the land within red lines on land plot drawings).

    5. The land use term will be fifty (50) years, commencing from 23rd September 1988 and ending on 23rd September 2038.

    6       Use of the land: For industrial purpose.

    7.      Land use requirements:

           (1)   Nature of principal buildings:
                 Factory buildings and necessary dormitories.

           (2) Area of land 32299.4 sq. metres, of which area for construction 32299.4 sq. metres, area for public ways ________________ sq. metres and area for landscape _____________ sq. metres.

           (3)   Building coverage (building density): (less than or equal) 38%

           (4)   Building volume (floorage density): (less than or equal) 1.28.

           (5) Total floor space (including building volume) not exceeding 40920 sq. metres.

           (6)   Number of storeys: Multistorey

           (7)   Property line and general layout requirements:
                  Setback in southwest   5 M   Setback in southeast   10 M
                  Setback in northeast  12 M   Setback in northwest    8 M

           (8)   Rate of landscaping;

           (9)   Elevation for construction site leveling (altitude of Yellow
                 Sea)

           (10)  Others:

            Designs of all buildings shall conform to existing architectural design standards and specifications of the state.

    8. Party B agrees that it will be responsible for the afforestation, management and maintenance of_____________________ sq. metres of green land (see the land within green lines on land plot drawings) and submit to the inspection and supervision of the urban landscape and afforestation administration


            Party B agrees that it will undertake the construction of ________ sq. metres of


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         roads (see the land  within  brown lines on land plot drawings).

         Property in landscaped area and roads belongs to the government.

    9. In return for acquisition of the abovesaid land use right Party B shall pay to Party A an amount of RMB 2,800,371, of which

    Fee of assignment will be RMB 2,800,371;

    Land development fee will be RMB ________________________;

    Fee for complete set of municipal works will be RMB ________________;

    10. Party A and Party B agree through consultation that land price will be paid in the following manner:

    (1) Party B shall, prior to execution of the Contract, pay to Party A by cash cheque ______% of total land price, i.e. an amount of (name of currency) _______ as earnest money for implementation of the Contract, with all the balance of land price to be settled in a lumpsum payment within sixty (60) days after execution of the Contract.

           The earnest money paid by Party B shall, during implementation of the Contract, be employed to offset the land price. If Party B defaults on the payment of land price for over thirty (30) days without consent of Party A, Party A may confiscate the earnest money.

    (2) Party B may, with consent of Party A, make payment by instalments with interest. Interest will be calculated at a monthly rate of one per cent (1%). Party B's payment by instalments will be as follows:

   a. At the execution of the Contract, Party B shall pay the first instalment of land price in an amount of (name of currency)__________________;

   b. Prior to _____________ (day) of ________________(month), ______________
      (year) Party B shall pay the second instalment of land price in an amount of (name of currency) ____________;

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   c. Prior to ______________ (day) of ______________ (month), ______________
      (year) Party B shall pay the third instalment of land price in an amount of (name of currency) ____________________.

   d. Prior to ____________ (day) of ______________ (month), ________________
      (year) Party B shall pay the fourth instalment of land price in an amount of (name of currency)_________________.

      11. If Party B fails to make payment according to the schedule specified under Article 10 hereof, Party A shall have the right to terminate the Contract, confiscate the earnest money and recover the land use right. The buildings and facilities on the land will be owned by the government without compensation. Party A shall also be entitled to claim damages from Party B for all economic losses arising therefrom.

            If Party B's delay in use of the land is due to the fault of Party A, Party A shall bear all economic losses caused to Party B thereby.

      12. During the land use term, if Party B transfers, leases or mortgages the land or uses the land for other economic activities according to law, relevant regulations of Shenzhen City and provisions of the Contract, its lawful rights and interests shall be protected by law. Party B shall develop, exploit and operate the land transferred as permitted by the laws and regulations of the state and relevant provisions of Shenzhen City.

      13. At the expiration of the land use term herein, Party A shall have the right to recall without compensation the right to the use of the land transferred. Buildings and other appendages on the land in question will be obtained by Party A without compensation. Party B shall cancel registration of the right to the real estate and return the "real estate certificate". If Party B needs to continue to use the land in question, it may within six (6) months prior to the expiration date apply for renewal and after determining the new land use term, land price and other conditions, execute with Party A a new contract for the assignment of land use right, pay the land price and effect the registration of land use right.

      14. The "Land Use Rules" is part of the Contract and has the same legal force as the Contract. Party B shall abide by the "Land Use Rules".

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      15.   The conclusion, validity, interpretation and implementation of the
            Contract and the solution of disputes in relation thereto shall all be governed by the law of the People's Republic of China.

      16. Disputes arising from implementation of the Contract shall be settled by both parties through consultation, failing which the disputes may be brought before the people's court.

      17.   The Contract comes into effect on the date of execution.

      18. The Contract will be made out in fifteen (15) copies, with Party B holding three (3) copies and Party A and relevant units holding the remaining copies.

      19. Matters for which the Contract has not made any provisions may be specified in supplementary contracts to be executed by both parties.



Party A: Shenzhen City Planning and         Party B: Concord Camera HK Limited
         State Land Bureau, Long-
         gang Sub-Bureau

         (Official seal)                    (Company chop)


Legal Representative: Zhang Yaoxian         Legal Representative: Szeto Suk-yee

Authorized Agent:                         Authorized Agent:
                  -------------------                       -------------------


                         Date of Execution:   8th November 1994

                         Venue of Execution:  Shenzhen City Planning and State
                                              Land Bureau, Longgang Sub-bureau


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